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                                  EXHIBIT 4.1
                       SPECIMEN COMMON STOCK CERTIFICATE
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IVC
                              IVI Checkmate Corp.

COMMON SHARES INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                          CUSIP 450928  10  6

THIS CERTIFIES THAT

IS THE OWNER OF

 FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF THE PAR VALUE OF $0.01 EACH OF

             --------------------------
                           --------------------------
    _______________________                           ______________________

                 -------------------------- IVI Checkmate Corp.
                           --------------------------

      transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

          WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

      Dated:

                            SECRETARY      PRESIDENT

IVI CHECKMATE CORP.                 1998                DELAWARE
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    The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM        --      as tenants in common           UNIF GIFT MIN ACT --
TEN ENT        --      as tenants by the entireties   ................................ Custodian................................
JT TEN         --      as joint tenants with right    (Cust)                       (Minor)
                       of                             under Uniform Gifts to Minors
                       survivorship and not as        Act.................................................................
                       tenants                        (State)
                       in common                      UNIF TRF MIN ACT -- .................. Custodian (until
                                                      age..................)
                                                      (Cust)
                                                      ....................................under Uniform Transfers
                                                      (Minor)
                                                      to Minors
                                                      Act.................................................................
                                                      (State)

    Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED,____________________hereby sell, assign and transfer unto

              PLEASE INSERT SOCIAL SECURITY OR OTHER
                  IDENTIFYING NUMBER OF ASSIGNEE
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

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________
________________________________________________________________________________
_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated____________________________
                             ___________________________________________________
                             THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.
                        NOTICE:
              SIGNATURE(S) GUARANTEED: _________________________________________
                                       THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                       AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                       STOCKBROKERS, SAVINGS AND LOAN
                                       ASSOCIATIONS AND CREDIT UNIONS WITH
                                       MEMBERSHIP IN AN APPROVED SIGNATURE
                                       GUARANTEE MEDALLION PROGRAM), PURSUANT TO
                                       B.E.C. RULE 17AO-15,